UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Crown Media Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CROWN MEDIA HOLDINGS, INC. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, June 22, 2011 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/crwn Dear Crown Media Shareholders: The 2011 Annual Meeting of Stockholders of Crown Media Holdings, Inc. (the “Company”) will be held at the offices of the Company located at 12700 Ventura Boulevard, Suite 200, Studio City, California 91604, on Wednesday, June 22, 2011, at 12:30 p.m., Pacific Time. Proposals to be considered at the Annual Meeting: (1) Elect 14 members to the Company’s board of directors; (2) Approval of Chief Executive Officer’s and Other Executive Officers’ Performance-Based Compensation; (3) To conduct an advisory vote regarding the compensation of our Named Executive Officers; (4) To conduct an advisory vote on the frequency of future stockholder advisory votes on the compensation of our Named Executive Officers; and (5) Consider any other matters that properly come before the meeting and any adjournments thereof. Management recommends a vote “FOR” Item 1, Item 2 and Item 3 and "Every Three Years" for Item 4. The Board of Directors has fixed the close of business on May 9, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. CROWN MEDIA HOLDINGS, INC. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 8, 2011 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/crwn CONTROL NUMBER 99866 TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Meeting Location: Crown Media Holdings, Inc. 12700 Ventura Boulevard, Suite 200, Studio City, California 91604 The following Proxy Materials are available for you to review online: • the Company’s 2011 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/crwn The Proxy Materials for Crown Media Holdings, Inc. are available to review at: http://www.proxyvoting.com/crwn Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 99866 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.

Fulfillment 99966 99866 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting date. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/crwn Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. CROWN MEDIA HOLDINGS, INC. Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date Please mark your votes as indicated in this example X FOR AGAINST ABSTAIN THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ITEM 1, ITEM 2 AND ITEM 3 AND “EVERY THREE YEARS” FOR ITEM 4. FOR ALL Nominees: WITHHOLD FOR ALL *EXCEPTIONS 1. ELECTION OF DIRECTORS 01 William J. Abbott 02 Dwight C. Arn 03 Robert Bloss 04 William Cella 05 Glenn Curtis 06 Steve Doyal 07 Brian E. Gardner 08 Herbert Granath 09 Donald Hall, Jr. 10 Irvine O. Hockaday, Jr. 11 A. Drue Jennings 12 Peter A. Lund 13 Brad R. Moore 14 Deanne Stedem (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions 2. Approval of Chief Executive Officer’s and Other Executive Officers’ Performance-Based Compensation. Will Attend Meeting YES 3. To conduct an advisory vote regarding the compensation of our Named Executive Officers. 5. In their discretion, to vote upon other matters properly coming before the meeting. 4. To conduct an advisory vote on the frequency of future stockholder advisory votes on the compensation of our Named Executive Officers. TWO YEARS ONE YEAR THREE YEARS ABSTAIN

Fulfillment 99966 99866 You can now access your Crown Media Holdings, Inc. account online. Access your Crown Media Holdings, Inc. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Crown Media Holdings, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form • Establish/change your PIN Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://www.hallmarkchannel.com/2011annualmeeting.html Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. PROXY CROWN MEDIA HOLDINGS, INC. Annual Meeting of Stockholders – June 22, 2011 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints William J. Abbott and Charles L. Stanford, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Crown Media Holdings, Inc. Class A Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held June 22, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000108486_1 R1.0.0.11699 CROWN MEDIA HOLDINGS, INC. Annual Meeting June 22, 2011 June 22, 2011 12:30 PM PDT May 09, 2011 Crown Media Holdings, Inc. 12700 Ventura Boulevard Studio City, California 91604

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0000108486_2 R1.0.0.11699 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 08, 2011 to facilitate timely delivery.

Voting items 0000108486_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A William J. Abbott 1B Dwight C. Arn 1C Robert C. Bloss 1D William Cella 1E Glenn Curtis 1F Steve Doyal 1G Brian E. Gardner 1H Herbert Granath 1I Donald Hall, Jr. 1J Irvine O. Hockaday, Jr. 1K A. Drue Jennings 1L Peter A. Lund 1M Brad R. Moore 1N Deanne Stedem The Board of Directors recommends you vote FOR the following proposal(s): 2 Approval of Chief Executive Officers and Other Executive Officers' Performance-Based Compensation 3 To conduct an advisory vote regarding the compensation of our Named Executive Officers The Board of Directors recommends you vote 3 YEARS on the following proposal: 4 To conduct an advisory vote on the frequency of future stockholder advisory votes on the compensation of our Named Executive Officers

Voting Instructions Voting items Continued 0000108486_4 R1.0.0.11699 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.